UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 26, 2006


                          Willis Group Holdings Limited
             (Exact Name of Registrant as Specified in Its Charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)

                001-16503                                  98-0352587
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        (Commission File Number)               (IRS Employer Identification No.)

                            c/o Willis Group Limited
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                               Ten Trinity Square
                            London EC3P 3AX, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

A copy of the Press Release announcing the results of the Annual Meeting of Shareholders of Willis Group Holdings Limited (WGL) is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

   (c) Exhibits:

       99.1     Press Release of WGL dated April 26, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WILLIS GROUP HOLDINGS LIMITED


Date: May 1, 2006                         By:    /s/ Eric Dinallo
                                                 -----------------
                                          Name:  Eric Dinallo
                                          Title: General Counsel

                                  EXHIBIT INDEX


         Exhibit No.                                 Description
         -----------                                 -----------

         99.1                      Press Release of WGL dated April 26, 2006